Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The following table sets forth information regarding the Company’s tax provision and applicable tax rates for the periods indicated (income from continuing and discontinued operations before income tax expense was included for purposes of determining the Company’s effective tax rate for the periods shown):

	For the Year Ended December 31,
	2022	2021	2020
	(Dollars in thousands)
Combined federal and state income tax expense - continuing operations	$51,719	$30,464	$7,778
Combined federal and state income tax expense - discontinued operations	5,210	3,583	5,385
Total combined federal and state income tax expense	$56,929	$34,047	$13,163

Income from continuing operations before income tax expense	$238,230	$175,995	$16,639
Income from discontinued operations before income tax expense	18,458	12,717	19,262
Total income before income tax expense	$256,688	$188,712	$35,901

Effective income tax rates	22.18%	18.04%	36.67%
The Company’s provision for income taxes was $56.9 million, $34.0 million and $13.2 million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company’s effective tax rate was 22.2% and was higher than the effective tax rate of 18.0% for the prior year ending December 31, 2021. The increase in income tax expense during the year ended December 31, 2022 compared to the year ended December 31, 2021, was primarily due to higher income before income tax expense and an increase in the effective tax rate. The increase in the effective tax rate resulted primarily from a partial release of $11.3 million during the year ended December 31, 2021 related to a valuation allowance established as of December 31, 2020 against the Company’s charitable contribution carryover deferred tax asset in connection with the Company’s 2020 charitable contribution to the Eastern Bank Foundation compared to a release of $0.7 million during the year ended December 31, 2022. Also contributing to the increase in the effective tax rate, was a decrease of the impact on the effective rate related to favorable permanent differences, including investment tax credits and tax-exempt income, resulting from higher income before income tax expense. The increase was partially offset by an increase in tax-exempt income resulting from the Company’s acquisition of Century and the release of uncertain tax positions of $2.1 million in the fourth quarter of 2022.
The provision for income taxes is comprised of the following components:

	For the Year Ended December 31,
	2022	2021	2020
	(In thousands)
Current tax expense:
Federal	$39,453	$26,114	$23,002
State	11,453	13,246	10,520
Total current tax expense	50,906	39,360	33,522
Deferred tax expense (benefit):
Federal	3,244	(7,747)	(13,736)
State	2,779	2,434	(6,623)
Total deferred tax expense (benefit)	6,023	(5,313)	(20,359)
Total income tax expense	$56,929	$34,047	$13,163
A reconciliation of the U.S. federal statutory rate to the Company’s effective income tax rate is detailed below:

	For the Year Ended December 31,
	2022		2021		2020
	(Dollars in thousands)
Income tax expense at statutory rate	$53,904	21.00%	$39,630	21.00%	$7,539	21.00%
Increase (decrease) resulting from:
State income tax, net of federal tax benefit	11,244	4.38%	12,387	6.56%	43	0.12%
Valuation allowance	(700)	(0.27)%	(11,300)	(5.99)%	12,000	33.43%
Amortization of qualified low-income housing investments	7,503	2.92%	5,753	3.05%	4,977	13.86%
Tax credits	(7,300)	(2.84)%	(6,539)	(3.46)%	(7,085)	(19.73)%
Tax-exempt income	(10,298)	(4.01)%	(5,665)	(3.00)%	(4,091)	(11.40)%
Other, net	2,576	1.00%	(219)	(0.12)%	(220)	(0.61)%
Actual income tax expense	$56,929	22.18%	$34,047	18.04%	$13,163	36.67%
Significant components of the Company’s deferred tax assets and deferred tax liabilities, which includes deferred tax assets and deferred tax liabilities included in discontinued operations, are presented below:

	As of December 31,
	2022	2021
	(In thousands)
Deferred tax assets:
Unrealized loss on available for sale securities	$254,502	$17,370
Allowance for loan losses	43,686	30,335
Cash flow hedges	18,192	—
Leases	17,447	25,389
Charitable contribution limitation carryover	12,273	18,278
Investment losses	7,918	10,680
Accrued expenses	6,294	6,888
Fixed assets	4,287	3,799
Loan basis difference fair value adjustments	4,009	3,949
Employee benefits	354	13,996
PPP loans fee income	58	2,967
Other	2,083	1,783
Total deferred tax assets before valuation allowance	371,103	135,434
Valuation allowance	—	(700)
Total deferred tax assets	371,103	134,734
Deferred tax liabilities:
Amortization of intangibles	17,565	17,339
Lease obligation	16,383	23,849
Partnerships	2,340	3,324
Trading securities	938	6,482
Cash flow hedges	—	2,878
Other	2,229	4,327
Total deferred tax liabilities	39,455	58,199
Net deferred income tax assets	$331,648	$76,535
Significant components of the Company’s deferred tax assets and deferred tax liabilities, which are included in discontinued operations and which are included in the amounts presented in the table above, are presented below:

	As of December 31,
	2022	2021
	(In thousands)
Deferred tax assets:
Leases	$2,589	$2,928
Accrued expenses	868	897
Total deferred tax assets	3,457	3,825
Deferred tax liabilities:
Amortization of intangibles	1,126	550
Leases	2,450	2,762
Other	196	67
Total deferred tax liabilities	3,772	3,379
Net deferred income tax (liabilities) assets	$(315)	$446
The Company assesses the realizability of deferred tax assets and whether it is more likely than not that all or a portion of the deferred tax assets will be realized. The Company considers projections of future taxable income during the periods in which deferred tax assets and liabilities are scheduled to reverse. Additionally, in determining the availability of operating loss carrybacks and other tax attributes, both projected future taxable income and tax planning strategies are considered in making this assessment. As of December 31, 2020, the Company had established a valuation allowance of $12.0 million related to the $91.3 million stock donation and the $3.7 million cash contribution to the Eastern Bank Foundation. Based upon the level of available historical taxable income and projections for future taxable income over the periods for which the deferred tax assets are realizable, a release of $11.3 million was recorded during the year ended December 31, 2021. As of December 31, 2022, management made a similar determination and, accordingly, recorded a release of $0.7 million during the year then ended. As of December 31, 2022, management believes it is more likely than not that the Company will realize the entirety of its net deferred tax assets.
Management performed an evaluation of the Company’s uncertain tax positions as of December 31, 2022 and 2021 and determined that liabilities for unrecognized tax benefits of $6.0 million and $8.2 million, respectively, was needed related to state tax positions. The decrease was primarily due to a reversal of $2.3 million recognized during the year ended December 31, 2022.
The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits:

	For the Years Ended December 31,
	2022	2021
	(In thousands)
Beginning	$7,923	$—
Additions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	—	7,923
Reductions related to settlements with taxing authorities	—	—
Reductions as a result of a lapse of the applicable statute of limitations	(2,141)	—
Ending	$5,782	$7,923
The amount that would reduce the effective tax rate, if recognized, is $6.0 million. The reduction in the effective tax rate is inclusive of the federal benefit for unrecognized state tax benefits, and accrued interest and penalties. The entire balance of unrecognized tax benefits, if recognized, would favorably affect the Company’s effective income tax rate. The Company recognizes penalties and accrued interest related to unrecognized tax benefits in tax expense. Accrued penalties and interest amounted to $1.5 million and $2.0 million at December 31, 2022 and 2021, respectively. The change in accrued penalties and interest for the current year impacted the Consolidated Statements of Income as a component of income tax expense by $0.5 million. During the year ended December 31, 2022, $2.1 million of unrecognized state tax benefits and $0.6 million of interest and penalties reversed upon expiration of the statute of limitations for the tax year to which the reserve was related. Management anticipates that approximately $2.3 million of unrecognized state tax benefits and $0.7 million of interest and penalties will reverse in 2023 upon expiration of the statute of limitations for the tax year to which the reserve is related.
The Company had no net operating loss carryforwards for federal or state income tax purposes at December 31, 2022 and 2021, respectively.
At December 31, 2022, the Bank’s federal pre-1988 reserve, for which no federal income tax provision has been made, was approximately $20.8 million. Under current federal law, these reserves are subject to recapture into taxable income, should the Company make non-dividend distributions, make distributions in excess of earnings and profits retained, as defined, or cease to maintain a banking type charter. A deferred tax liability is not recognized for the base year amount unless it becomes apparent that those temporary differences will reverse into taxable income in the foreseeable future. No deferred tax liability has been established as these two events are not expected to occur in the foreseeable future.
The Company’s primary banking activities are in the states of Massachusetts, New Hampshire and Rhode Island; however, the Company also files additional state corporate income and/or franchise tax returns in states in which the Company has a filing requirement. The methods of filing, and the methods for calculating taxable and apportionable income, vary depending upon the laws of the taxing jurisdiction.
The Company is subject to routine audits of its tax returns by the Internal Revenue Service and various state taxing authorities. The Company is no longer subject to federal and state income tax examinations by tax authorities for years before 2019.
The Company invests in low-income affordable housing and renewable energy projects which provide the Company with tax benefits, including tax credits, generally over a period of approximately 5-15 years. When permissible, the Company accounts for its investments in Low Income Housing Tax Credit (“LIHTC”) projects using the proportional amortization method, under which it amortizes the initial cost of the investment in proportion to the amount of the tax credits and other tax benefits received and recognizes that amortization as a component of income tax expense. The net investment performance in the housing projects is included in other assets. The Company will continue to use the proportional amortization method on any new qualifying LIHTC investments. During the years ended December 31, 2022 and 2021, the Company generated federal tax credits primarily from LIHTC investments of $7.3 million and $6.5 million, respectively. During the years ended December 31, 2022 and 2021, the Company generated state tax credits from LIHTC investments of less than $0.1 million. The Company treats the investment tax credits received as a reduction of federal income taxes for the year in which the credit arises using the flow-through method (i.e., the credit flows directly through the statement of income in the year of purchase). For additional information on these investments, refer to Note 14, “Low Income Housing Tax Credits and Other Tax Credit Investments.